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                                                                   EXHIBIT 10.6

                          ENDLESS YOUTH PRODUCTS, INC.
                             1996 STOCK OPTION PLAN

                                    SECTION I
                                    PURPOSES

     ENDLESS YOUTH PRODUCTS, INC., A NEVADA CORPORATION, believes that its continued growth and success will depend upon its ability to obtain and retain the services of key employees of the highest skills and competence. In order to obtain and retain such employees, and in order to provide incentives for effective service and high-level performance, this corporation desires to adopt this 1996 Stock Option Plan. The purpose of this plan is to provide a means whereby this corporation can continue to attract, motivate, and retain key employees who can contribute materially to this corporation's growth and success and to facilitate the acquisition of common shares of this corporation by key employees pursuant to options meeting the requirements of the Internal Revenue Code, so that such key employees will more closely identify their interests with those of this corporation and its shareholders.

                                   SECTION II
                                   DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this SECTION II.

     (a)  "BOARD" shall mean the board of directors of Corporation.

     (b) "CODE" shall mean the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as the same may be amended from time to time.

     (c) "COMMITTEE" shall mean those members of the Board who are elected by the Board to administer the Plan. The Committee shall consist of 2 or more members of the Board who are not eligible to participate in the Plan and who, within 1 year prior to their appointment had not been eligible to participate in the Plan or any other plan of Corporation entitling the participants therein to acquire stock, options, or stock appreciation rights of Corporation or any of its subsidiaries; provided, however, that as long as the Board consists of only one member, said member shall comprise the Committee, regardless of said member's eligibility to participate in the Plan.

     (d) "CORPORATION" shall mean Endless Youth Products, Inc., a Nevada corporation.

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     (e)  "ELIGIBLE EMPLOYEE" shall mean any person who is, at the time of grant of any Option, an officer (including any officer who is also a member of the Board) or key employee of Corporation or any subsidiary thereof.

     (f) "FAIR MARKET VALUE" or "MARKET VALUE PER SHARE" shall mean, at any date, the value determined by the Committee by any fair and reasonable means, including: (a) if the security is not listed for trading on a national securities exchange but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are not such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices appear; or (b) if the security is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices on such principal exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which such security was so traded.

     (g) "FISCAL QUARTER ENDING DATE" shall mean March 31, June 30, September 30 and December 31 or such other dates as may be designated by the Board as the ending dates of Corporation's fiscal quarterly periods.

     (h) "GRANTEE" shall mean an employee granted an Incentive Stock Option or a Non-Qualifying Option.

     (i) "INCENTIVE STOCK OPTION" shall mean an Option granted pursuant to the Plan to purchase Shares upon terms and conditions which qualify as an incentive award under the Code.

     (j) "INCENTIVE STOCK OPTIONEE" shall mean the Grantee of an Incentive Stock Option.

     (k) "INCOMPETENT" or "INCOMPETENCE" shall mean having been determined to be incompetent to manage one's self or one's affairs by reason of age, mental or physical illness, or otherwise, by an order, decree, or declaration of a judicial, administrative, or other court, agency, or board with jurisdiction over the subject matter, upon petition or application of the incompetent or another.

     (l) "LEGAL REPRESENTATIVE" shall mean the executor, administrator, Committee, or other personal representative of any employee appointed after such employee's Incompetence or death or any legatee or distributee of such employee.

     (m) "MARKET SHARES" shall mean Common Stock, whether or not such shares were acquired pursuant to the Plan. Market Shares shall

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include any Shares issued in respect of any Market Shares by reason of stock dividends thereon or splits, combinations, or reclassifications thereof.

     (n) "NON-QUALIFYING OPTION" shall mean any Option, other than an Incentive Stock Option, granted pursuant to the Plan to purchase Shares.

     (o) "NON-QUALIFYING OPTIONEE" shall mean the Grantee of a Non-Qualifying Option.

     (p) "OPTION" shall mean, at any time, an option to purchase Common Stock granted by Corporation pursuant to this Plan or heretofore or hereafter granted by another corporation and assumed by Corporation hereafter in connection with the acquisition of the business of such other corporation and deemed to be an Option granted by Corporation pursuant to this Plan whether or not such Option is exercisable at the time of such acquisition, to the extent that such Option has not been exercised at such time and has not terminated.

     (q) "PLAN" shall mean the Endless Youth Products, Inc. 1996 Stock Option Plan as set forth herein and as amended from time to time.

     (r) "SHARES" or "COMMON STOCK" shall mean authorized shares of common stock of Corporation, whether or not issued, outstanding or treasury.

     (s) "SUBSIDIARY" shall mean any subsidiary corporation, as defined in the Code.

                                   SECTION III
                          SHARES RESERVED FOR THE PLAN

     The total number of Shares which may be made the subject of Options pursuant to this Plan shall not exceed 2,500,000 shares of Common Stock, except to the extent adjusted pursuant to SECTION VIII. Shares which are made the subject of Options under the Plan may be Shares now or hereafter authorized but unissued, or Shares that were issued and subsequently reacquired by Corporation by purchase or surrender. As Shares are repurchased by Corporation under the Plan, if any, shall again be made available for the purpose of the Plan (unless the sale of Shares under the Plan shall have been discontinued) but such repurchase or surrendered Shares shall not be deemed to increase the total number of Shares specified above to be reserved for purposes of the Plan.

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                                   SECTION IV
                           ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Committee. The Committee shall have full authority to (i) determine, after receiving the recommendations of the management of Corporation, the employees of Corporation or any of its present or future subsidiaries who shall participate in the Plan and the extent and terms of such participation; (ii) prescribe the form or forms of the stock option and repurchase agreements evidencing any sale of rights under the Plan (which forms shall be consistent with the Plan); (iii) adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and
(iv) construe and interpret the Plan, the rules and regulations and the instruments and repurchase agreements utilized under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's interpretation and construction of any provision of the Plan or any instrument or repurchase agreement utilized thereunder and any determination by the Committee pursuant to any provision of the Plan or any such instrument or repurchase agreement shall be final and conclusive unless overruled by the Board, upon which the determination of the Board shall be final and conclusive; provided, however, that the Board may not increase the number of Shares subject to Options determined by the Committee to be offered to any employee or to grant Options to any employee not selected by the Committee.

     (b) Any Option granted shall be in writing and shall be made to Eligible Employees who, in the opinion of the Committee, have contributed or will contribute materially to the success of Corporation. However, nothing in the Plan shall be deemed to require the Committee to grant any right to purchase any Shares to any particular officer or employee, except as may be selected by the Committee. All decisions, determinations, and implementations by the Committee shall be final and binding unless otherwise determined by the Board.

     (c) The Committee shall hold meetings at such times and places as it may determine. The Committee may request advice or assistance or employ such other persons as is necessary for proper administration of the Plan. A quorum of the Committee shall consist of a majority of its members and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Committee. The Board may, from time to time, appoint members to the Committee in substitution of members previously appointed and may fill vacancies, however caused, in the Committee.

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                                    SECTION V
                       GRANTING OF INCENTIVE STOCK OPTIONS

     The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Incentive Stock Options to Eligible Employees. Each such grant may utilize any or all of the Shares authorized to be issued under the Plan, and shall be subject to all of the following:

     (a) The purchase price of each Share subject to an Incentive Stock Option shall be 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted.

     (b) No Incentive Stock Option shall be exercisable more than 10 years from the date the Incentive Stock Option was granted. No Incentive Stock Option shall be exercisable (to the extent that the employee was entitled to exercise prior to termination of employment) after the expiration of 12 months from the date of termination of employment of the Optionee by Corporation by reason of death or disability or after the expiration of 3 months from the date of termination for any other reason.

     (c) The Committee shall determine and designate from time to time those employees who are to be granted Incentive Stock Options and specify the number of Shares subject to each Incentive Stock Option.

     (d) If the employee, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of the outstanding stock of Corporation and any subsidiary of Corporation, the purchase price shall be at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option and the Option shall not be exercisable more than 5 years from the date the Incentive Stock Option was granted.

     (e) Notwithstanding other provisions hereof, the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares for which any employee may be granted Incentive Stock Options in any calendar year shall not exceed $100,000.

     (f) The Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the applicable provisions of the Code. The Committee may also, in its sole discretion, authorize acceleration of the exercise of an Option or installment.

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The Option will provide for acceleration in the event of an acquisition. An acquisition of Corporation for the purposes of the Plan, shall be deemed to have been made if Corporation shall merge into another company, other than a wholly owned subsidiary, which shall continue as the surviving corporation, or if a majority of Corporation's then outstanding Common Stock entitled to elect a majority of the Board, shall have been purchased by another company.

     (g) The Committee may grant at any time new Incentive Stock Options to an employee who has previously received Incentive Stock Options or other Options whether or not such prior Incentive Stock Options or other Options are still outstanding, whether they have previously been exercised in whole or in part, or whether they are canceled in connection with the issuance of new Incentive Stock Options. However, any new Incentive Stock Option granted shall not be exercisable until any previously granted Incentive Stock Option is exercised in full or expires by reason of lapse of time. The purchase price of the new Incentive Stock Options shall be 100% of the Fair Market Value of a Share on the date the new Incentive Stock Option is granted.

     (h) Each Incentive Stock Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve. The granting of an Incentive Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of Corporation, and all employees shall remain subject to discharge to the same extent as if the Plan were not in effect.

     (i) No employee, and no beneficiary or other person claiming under or through such employee, shall have any right, title, or interest by reason of any Incentive Stock Option to any particular assets of Corporation, or any Shares allocated or reserved for the purposes of the Plan or subject to any Incentive Stock Option except as set forth herein.

     (j) No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and an Incentive Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee or Legal Representative.

     (k) Notwithstanding any other provision of the Plan or agreements made pursuant thereto, Corporation shall not be required to issue or deliver any certificate or certificates for Shares under this Plan prior to fulfillment of all of the following conditions: (i) the listing, or approval for listing upon notice of issuance, of such Shares on any national securities exchange on which the Common Stock may then be listed; (ii) any registration or other qualification of such Shares under any state or federal law

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or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) the obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable.

     (l) All payments to Grantees or to their Legal Representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof.

     (m) Upon the exercise of any Incentive Stock Option, the Grantee shall pay the Option Price of the Shares exercised in cash, or in any other mode provided for in the particular Incentive Stock Option agreement governing such Option; provided that the Committee may, in its discretion, provide for payment to be in stock or any other mode it deems acceptable.

     (n) It is the specific intent of Corporation that any Incentive Stock Option granted under this Plan shall be an "incentive stock option" as defined in Section 422(b) of the Code. If for any reason it is determined that any Incentive Stock Option shall, by reason of any provision(s) herein contained, not qualify under the provisions of Section 422 of the Code, then this Plan shall be construed and enforced as if such provision(s) had never comprised a part of this Plan; and the remaining provisions of this Plan will remain in full force and effect and will not be affected by the non-qualifying provision(s) or by its severance from this Plan. Furthermore, in lieu of such provision(s), there will be added automatically as a part of this Plan provision(s) as similar in terms to such non-qualifying provision(s) as may be possible and be legal, valid, and enforceable to qualify the Plan under Section 422 of the Code.

                                   SECTION VI
                       GRANTING OF NON-QUALIFYING OPTIONS

     The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Non-Qualifying Options to Eligible Employees. Each such grant may utilize any or all of the Shares authorized to be issued under the Plan, and shall be subject to all of the following:

     (a) Each Non-Qualifying Option shall specify the number of Shares to which it pertains or a method for determining such number.

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     (b)  Each Non-Qualifying Option shall specify that the exercise price per Share shall be not less than the Market Value Per Share on the date of grant of such Non-Qualifying Option.

     (c) Successive grants may be made to the same Eligible Employee whether or not any Non-Qualifying Option or portions thereof previously granted to such Eligible Employee remain unexercised. No Eligible Employee may, however, be permitted to purchase in the aggregate pursuant to this Plan more than 2,000,000 Shares (whether pursuant to the exercise of Incentive Stock Options or Non-Qualifying Options), subject to adjustment pursuant to Section VIII of this Plan.

     (d) The date of grant of each Non-Qualifying Option shall be the date of its authorization by the Committee. No Non-Qualifying Option shall be exercisable more than 10 years from such date of grant or after the expiration of 12 months from the date of termination of employment of the Non-Qualifying Optionee by Corporation by reason of death, disability, or retirement or after the expiration of 3 months from the date of termination for any other reason. Each Non-Qualifying Option granted may be exercised in whole or in part, at any time and from time to time.

     (e) Upon exercise of a Non-Qualifying Option, the exercise price shall be payable either (i) in cash, (ii) at the sole discretion of the Non-Qualifying Optionee, by delivery to Corporation of Market Shares then owned by the Non-Qualifying Optionee having a value equal to the total exercise price, or (iii) by a combination of such methods of payment. In determining the value of the Shares delivered pursuant to sub-clause (ii) or
(iii) of this clause (f), Market Shares shall be valued at the Fair Market Value on the business day immediately preceding such delivery. A Non-Qualifying Option or any portion thereof may be exercised only by payment in full of the exercise price on the day of exercise.

     (f) Each grant of a Non-Qualifying Option shall be evidenced by a written instrument executed on behalf of Corporation by any officer designated by the Committee for this purpose and delivered to and accepted by the Eligible Employee and shall contain such terms and provisions, consistent with this Plan, as the Committee may approve.

     (g) No Non-Qualifying Optionee shall have any rights or privileges of a shareholder of Corporation in respect of any of the Shares issuable upon exercise of the Non-Qualifying Option unless and until certificates representing such Shares shall have been issued and delivered to such Non-Qualifying Optionee.

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                                   SECTION VII
                             SUBSTITUTION OF OPTIONS

     In the event of a corporate merger or consolidation, or the acquisition by Corporation or any reorganization or other transaction, the Committee may substitute options under this Plan for options under the plan of the acquired corporation provided (i) the excess of the aggregate Fair Market Value of the Shares subject to Option immediately after the substitution over the aggregate option price of such Shares is not more than the similar excess immediately before such substitution, and (2) the new Option does not give the employee additional benefits, including any extension of the exercise period.

                                  SECTION VIII
                              ADJUSTMENT PROVISIONS

     (a) If the Shares outstanding are changed in number or class by reason of a split-up, merger, consolidation, reorganization, reclassification, or any capital adjustment, including a Common Stock dividend, or if any distribution is made to the holders of stock other than a cash dividend, then
(i) the aggregate number and class of shares or other securities that may be issued or transferred pursuant to SECTION III, (ii) the number and class of shares or other securities which are payable under outstanding Incentive Stock Options, and (iii) the purchase price to be paid per Share under outstanding Incentive Stock Options shall be adjusted as provided hereon.

     (b) Adjustments under this SECTION VIII shall be made in an equitable manner as determined by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

     (c) Subject to any required action by the stockholders of Corporation, if Corporation shall be the surviving or resulting corporation in any merger or consolidation, any Incentive Stock Option, any Non-Qualifying Option and any repurchase agreement under the Plan shall cover the Shares which the employee receives upon the merger or consolidation in respect of the Shares covered by the Option or repurchase agreement, as the case may be. In the event of a change in Corporation's authorized Common Stock which is limited to a change in the designation thereof or a change of authorized Shares with par value into the same number of Shares with different par value or into the same number of Shares without par value, the Shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan. In the event of any other change affecting the Common Stock, including any merger or consolidation in which Corporation shall not be the surviving or resulting corporation, such adjustment shall be made

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as may be deemed equitable by the Committee to give proper effect to such event.

                                   SECTION IX
                             RIGHTS NOT TRANSFERABLE

     No Incentive Stock Option or Non-Qualifying Option granted under the Plan are assignable or transferable by an employee except to such employee's Legal Representative or to such employee's legatees or distributees by will or the applicable laws of descent and distribution.

                                    SECTION X
                                 TAX LITIGATION

     Corporation shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on an issue which is related to the Plan or any repurchase agreement and which the Committee believes to be important to Eligible Employees, and to conduct any such contest or any litigation arising therefrom to a final decision.

                                   SECTION XI
                              AMENDMENT OF THE PLAN

     Corporation reserves the right through the Board, from time to time, to alter, amend, modify, suspend or discontinue the Plan or alter or amend any or all of the repurchase agreements entered into hereunder; provided, however, that without the approval of the holders of a majority of all outstanding Shares entitled to vote thereon, no material change shall be made in (i) the maximum number of Shares which may be sold under the Plan (other than adjustments made pursuant to SECTION VIII), (ii) the requirements as to eligibility for participation in the Plan or (iii) the benefits accruing to participants in the Plan. No amendment or modification of the Plan or of any repurchase agreement shall operate to affect adversely any employee with respect to Incentive Stock Options or Non-Qualifying Options previously granted and with respect to Shares already purchased by the employee upon exercise of any Incentive Stock Option or Non-Qualifying Option without the consent of such employee. No amendment without the approval of a majority of the stockholders of Corporation shall materially increase the benefits accruing to Grantees under the Plan or change the class of employees eligible to receive options under the Plan.

                                   SECTION XII
                        GOVERNMENT AND OTHER REGULATIONS

     The Plan, the grant of Incentive Stock Options and Non-Qualifying Options hereunder, and the sale of Shares hereunder,

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and Corporation's obligation to repurchase or exchange Shares, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for Corporation, be required.

                                  SECTION XIII
                          INDEMNIFICATION OF COMMITTEE

     Service on the Committee shall constitute such service as a director of Corporation so that members of the Committee shall be entitled to indemnification and reimbursement as directors of Corporation pursuant to its certificate of incorporation, bylaws, resolutions of the Board or stockholders, or applicable law.

                                   SECTION XIV
                                   WITHHOLDING

     The delivery of Shares upon the exercise of any Option shall be subject to the requirement that the Non-Qualifying Optionee make adequate arrangements with Corporation to effect any required withholding taxes or other sums required by law to be deducted.

                                   SECTION XV
                       EFFECTIVE DATE AND DURATION OF PLAN

     The provisions set forth herein shall become effective upon approval by the holders of a majority of all outstanding Shares entitled to vote thereon. This Plan shall terminate at the close of business on July 31, 2006 and no Incentive Stock Option or Non-Qualifying Option may be granted under the Plan thereafter, but such termination shall not affect any Incentive Stock Option or Non-Qualifying Option theretofore granted.






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